EXHIBIT 23(G)(X) UNDER FORM N-1A
                                           EXHIBIT 10(G) UNDER ITEM 601/REG. S-K
                                  SCHEDULE II
                                   PORTFOLIOS



                        Huntington Situs Small Cap Fund

                       Huntington VA Situs Small Cap Fund